LETTER TO SHAREHOLDERS

We are pleased to present the summary financial information of The Adams Express Company (the Fund) for the nine months ended September 30, 2013.

Net assets of the Fund at September 30, 2013 were $14.40 per share on 92,216,170 shares outstanding, compared with $12.43 per share at December 31, 2012 on 93,029,724 shares outstanding. On March 1, 2013, a distribution of $0.05 per share was paid, consisting of $0.03 of net investment income, $0.01 short-term capital gain, and $0.01 long-term capital gain, all realized in 2012 and taxable in 2013. A 2013 net investment income dividend of $0.05 per share was paid June 3, 2013, and another $0.05 per share net investment income dividend was paid September 3, 2013. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the nine months ended September 30, 2013 amounted to $13,091,372, compared with $11,882,313 for the same nine-month period in 2012. These earnings are equal to $0.14 and $0.13 per share, respectively.

Net capital gain realized on investments for the nine months ended September 30, 2013 amounted to $53,761,077, or $0.58 per share.

For the nine months ended September 30, 2013, the total return on the net asset value (with dividends and capital gains reinvested) of the Fund’s shares was 17.3%. The total return on the market price of the Fund’s shares for the period was 18.5%. These compare to a 19.8% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and a 19.5% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended September 30, 2013, the Fund’s total return on net asset value was 17.0% and on market price was 16.1%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were 19.3% and 19.7%, respectively.

The Fund repurchased 860,045 shares of its common stock during the nine months ended September 30, 2013. The shares were repurchased at an average price of $12.26 and a weighted average discount to net asset value (NAV) of 13.6%, resulting in a $0.02 increase to NAV per share.

In July 2013, the Board of Directors named James P. Haynie as President of the Fund, succeeding David D. Weaver who resigned from the Fund. Mr. Haynie was most recently the Chief Investment Officer, Equities and Senior Portfolio Manager for BNP Paribas Investment Partners. He has over 27 years of experience in financial services and asset management.

Investors can find the daily NAV per share, the market price, the discount/premium to the NAV per share of the Fund, and quarterly changes in portfolio securities on our website at www.adamsexpress.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

James P. Haynie

President

October 9, 2013

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2013	2012
At September 30:
Net asset value per share	$14.40	$13.08
Market price per share	$12.39	$11.34
Shares outstanding	92,216,170	91,106,376
Total net assets	$1,327,695,459	$1,191,713,637
Unrealized appreciation on investments	$271,307,404	$172,325,689

For the nine months ended September 30:
Net investment income	$13,091,372	$11,882,313
Net realized gain	$53,761,077	$34,438,399
Shares repurchased	860,045	—
Total return (based on market price)	18.5%	19.3%
Total return (based on net asset value)	17.3%	14.9%

Key ratios:
Net investment income to average net assets (annualized)*	1.38%	1.40%
Expenses to average net assets (annualized)**	0.71%	0.64%
Portfolio turnover (annualized)	68.2%	27.1%
Net cash & short-term investments to net assets	1.2%	2.0%

*	The annualized ratios of net investment income to average net assets for the nine months ended in 2013 and 2012 were 1.45% and 1.43%, respectively, after adjusting for non-recurring pension expenses.
**	The annualized ratios of expenses to average net assets for the nine months ended in 2013 and 2012 were 0.64% and 0.61%, respectively, after adjusting for non-recurring pension expenses.

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2008	$0.26	$0.01	$0.37	$0.64	5.7%
2009	0.15	0.05	0.25	0.45	5.2
2010	0.14	0.09	0.28	0.51	5.1
2011	0.15	0.07	0.43	0.65	6.1
2012	0.18	0.10	0.39	0.67	6.3

				Average:	5.7%

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Fund’s Common Stock for the calendar year in years prior to 2011 and for the twelve months ended October 31 beginning in 2011, which is consistent with the calculation to determine the annual 6% minimum distribution rate commitment announced in September 2011.

PORTFOLIO REVIEW

September 30, 2013

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corp.*	$59,174,104	4.4%
Apple Inc.	46,864,525	3.5
Pfizer Inc.	31,293,900	2.4
JPMorgan Chase & Co.	31,014,000	2.3
Citigroup Inc.	28,620,900	2.2
Chevron Corp.	28,552,500	2.1
Wells Fargo & Co.	27,684,400	2.1
General Electric Co.	27,330,160	2.1
Lowe’s Companies, Inc.	26,185,500	2.0
iShares US Real Estate ETF	26,111,123	2.0

Total	$332,831,112	25.1%

*Non-controlled affiliated closed-end fund

Sector Weightings

SCHEDULE OF INVESTMENTS

September 30, 2013

(unaudited)

	Shares	Value (A)
Common Stocks — 98.8%
Consumer Discretionary — 11.0%
Bed Bath & Beyond Inc. (B)	120,200	$9,298,672
Comcast Corp.	452,300	20,421,345
Consumer Discretionary SPDR Fund	202,900	12,301,827
Dollar General Corp. (B)	271,400	15,323,244
Lowe’s Companies, Inc.	550,000	26,185,500
Marriott International Inc. (Class A)	300,000	12,618,000
McDonald’s Corp.	180,000	17,317,800
Target Corp.	135,800	8,688,484
Walt Disney Co.	377,600	24,351,424

		146,506,296

Consumer Staples — 9.5%
Bunge Ltd.	100,000	7,591,000
Coca-Cola Co.	300,000	11,364,000
CVS/Caremark Corp.	314,000	17,819,500
Diageo plc ADR	59,400	7,548,552
General Mills Inc.	252,400	12,095,008
PepsiCo, Inc. (F)	263,500	20,948,250
Philip Morris International Inc.	262,800	22,755,852
Procter & Gamble Co.	175,000	13,228,250
Unilever plc ADR	325,000	12,538,500

		125,888,912

Energy — 10.4%
Anadarko Petroleum Corp.	105,400	9,801,146
Chevron Corp. (E)	235,000	28,552,500
EOG Resources, Inc.	68,600	11,612,608
Exxon Mobil Corp. (F)	105,000	9,034,200
Halliburton Co.	147,801	7,116,618
Petroleum & Resources Corp. (C)	2,186,774	59,174,104
Schlumberger Ltd. (E)	138,300	12,220,188

		137,511,364

Financials — 16.0%
ACE Ltd. (B)	233,000	21,799,480
Allstate Corp.	355,000	17,945,250
Bank of New York Mellon Corp.	323,775	9,774,767
Berkshire Hathaway Inc. (Class B) (B)	65,200	7,400,852
Capital One Financial Corp.	245,000	16,841,300
Citigroup Inc.	590,000	28,620,900
Fifth Third Bancorp.	665,000	11,996,600
iShares US Real Estate ETF	409,522	26,111,123
JPMorgan Chase & Co.	600,000	31,014,000
MetLife Inc.	273,000	12,817,350
Wells Fargo & Co.	670,000	27,684,400

		212,006,022

Health Care — 13.5%
Aetna Inc.	205,000	13,124,100
Allergan, Inc.	128,000	11,577,600
Biogen IDEC Inc. (B)	30,000	7,222,800
Celgene Corp. (B)	120,000	18,471,600
Covidien plc	120,000	7,312,800
Express Scripts Holding Co. (B)	255,000	15,753,900
Gilead Sciences, Inc. (B)	414,000	26,015,760
McKesson Corp.	116,000	14,882,800
Merck & Co., Inc.	500,000	23,805,000
Pfizer Inc.	1,090,000	31,293,900
Zimmer Holdings, Inc.	115,000	9,446,100

		178,906,360

Industrials — 11.2%
Boeing Co.	210,000	24,675,000
Caterpillar Inc.	120,000	10,004,400
Eaton Corporation plc	205,000	14,112,200
Emerson Electric Co.	160,000	10,352,000
FedEx Corp.	86,000	9,813,460
General Electric Co.	1,144,000	27,330,160
Honeywell International Inc.	295,000	24,496,800
Masco Corp.	365,000	7,767,200
United Technologies Corp.	184,500	19,892,790

		148,444,010

Information Technology — 17.6%
Analog Devices, Inc.	136,100	6,403,505
Apple Inc. (F)	98,300	46,864,525
Automatic Data Processing, Inc.	200,000	14,476,000
Cisco Systems, Inc.	700,000	16,394,000
eBay Inc. (B)	226,000	12,608,540
Google Inc. (Class A) (B)	25,500	22,335,705
Intel Corp.	665,000	15,241,800
International Business Machines Corp.	110,800	20,517,944
MasterCard, Inc.	23,000	15,473,940
Microsoft Corp.	618,800	20,612,228
NetApp, Inc.	161,700	6,891,654
Oracle Corp.	526,000	17,447,420
QUALCOMM Inc.	151,400	10,198,304
Seagate Technology plc	199,000	8,704,260

		234,169,825

Materials — 3.0%
CF Industries Holdings, Inc.	38,531	8,123,491
Eastman Chemical Co.	85,000	6,621,500
LyondellBasell Industries N.V. (Class A)	238,000	17,428,740
Praxair, Inc.	67,500	8,114,175

		40,287,906

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2013

(unaudited)

	Principal/ Shares	Value (A)
Telecom Services — 2.6%
AT&T Corp.	584,000	$19,750,880
Verizon Communications Inc.	315,000	14,697,900

		34,448,780

Utilities — 2.4%
NiSource Inc.	236,000	7,290,040
Pinnacle West Capital Corp.	115,000	6,295,100
Utilities Select Sector SPDR Fund	515,000	19,235,250

		32,820,390

S&P 500 Index — 1.6%
SPDR S&P ETF Trust	125,000	21,012,500

Total Common Stocks (Cost $1,040,692,076)		1,312,002,365

Short-Term Investments — 1.0%
Money Market Account — 1.0%
M&T Bank, 0.15%	$13,321,378	13,321,378

Money Market Funds — 0.0%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.08% (D)	100,000	100,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.04% (D)	10,000	10,000

		130,000

Total Short-Term Investments (Cost $13,451,378)		13,451,378

Total Investments — 99.8% (Cost $1,054,143,454)		1,325,453,743
Cash, receivables, prepaid expenses and other assets, less liabilities — 0.2%		2,241,716

Net Assets — 100.0%		$1,327,695,459

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $3,738,850.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $2,350,000.

This report is transmitted to the shareholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsexpress.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2013 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsexpress.com under the headings “About Adams Express” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

OTHER INFORMATION (CONTINUED)

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [1,3,5]	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [1,2,3,5,6]
Kenneth J. Dale [2,4]	Craig R. Smith [2,3]
Frederic A. Escherich [1,4,5]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J.F. Prue, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
David R. Schiminger, CFA	Vice President—Research
D. Cotton Swindell, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (9/30/13)	$12.39
Net Asset Value (9/30/13)	$14.40
Discount:	14.0%

New York Stock Exchange ticker symbol: ADX

NASDAQ Quotation Symbol for NAV: XADEX

Distributions in 2013

From Investment Income	$0.13
From Net Realized Gains	0.02

Total	$0.15

2013 Dividend Payment Dates

March 1, 2013

June 3, 2013

September 3, 2013

December 27, 2013*

*Anticipated